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                         VAN KAMPEN EQUITY INCOME FUND

                     SUPPLEMENT DATED JULY 24, 2001 TO THE
                        PROSPECTUS DATED APRIL 30, 2001

    The Prospectus is hereby supplemented as follows:

    (1) The section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

    PORTFOLIO MANAGEMENT. The equity portion of the Fund is managed by the Adviser's Equity Income team. The fixed income portion of the Fund is managed by the Adviser's High Yield team and the Adviser's High Grade team. Each team is made up of established investment professionals. Current members of the Equity Income team include James Gilligan, a Managing Director of the Adviser, Scott Carroll, a Vice President of the Adviser and James Roeder, a Vice President of the Adviser. Current members of the High Yield team include Gordon Loery, an Executive Director of the Adviser. Current members of the High Grade team include Angelo Manioudakis, an Executive Director of the Adviser. The composition of each team may change without notice from time to time.

    (2) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS -- OFFICERS" is hereby amended by deleting the OFFICERS section in its entirety and revising the heading to "BOARD OF TRUSTEES".

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                    EQI SPT 7/01
                                                                      25 125 225
                                                                        65136-01